UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 12, 2008

RESPONSE GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1124608	11-3525548
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

1640 Marengo St., 6th Floor
Los Angeles, California 90033
(323) 224-3900
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 12, 2008, the compensation committee of the board of directors (the “Compensation Committee”) of Response Genetics, Inc. (the “Company”) awarded bonuses to its named executive officers, based on their performances and their achievement of Company and individual goals for the year ended December 31, 2007, in the following amounts:

Executive Officer	Amount of Bonus
Kathleen Danenberg, President & Chief Executive Officer	$175,000
Thomas Stankovich, Vice President, Chief Financial Officer and Secretary	$80,000
James Clark, Vice President & Chief Operating Officer	$80,000
Denise McNairn, Vice President & General Counsel	$80,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE GENETICS, INC.

Dated: February 15, 2008	By:	/s/ Kathleen Danenberg
Kathleen Danenberg President & Chief Executive Officer